QUARTERLY INVESTOR PRESENTATION April 2026

2 Safe Harbor Disclosure Except for the historical information contained in this press release, the matters discussed herein may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements about our beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions. The words "may," "could," "should," "would," "will," "believe," "anticipate," "estimate," "expect," "intend," "plan," and similar expressions are intended to identify forward-looking statements. Forward- looking statements involve risks and uncertainties, including: changes in policies or the application or interpretation of laws and regulations by regulatory agencies and tax authorities; other governmental initiatives affecting the financial services industry; changes in accounting principles, policies or guidelines; fluctuations in interest rates and the effects of inflation or a potential recession, whether caused by Federal Reserve action or otherwise; changes to existing trade policies that could affect economic activity or specific industry sectors; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor or depositor sentiment; demand for loans in Capitol Federal Financial, Inc.'s market areas; the future earnings and capital levels of Capitol Federal Savings Bank and the impact of potential pre-1988 bad debt recapture, which could affect the ability of Capitol Federal Financial, Inc. to pay dividends in accordance with its dividend policies; competition; and other risks detailed from time to time in documents filed or furnished by Capitol Federal Financial, Inc. with the Securities and Exchange Commission. Actual results may differ materially from those currently expected. These forward-looking statements represent Capitol Federal Financial, Inc.'s judgment as of the date of this release. Capitol Federal Financial, Inc. disclaims, however, any intent or obligation to update these forward- looking statements.

3 Capitol Federal Financial, Inc. (CFFN) at a glance For over 130 years, Capitol Federal® has been a leader in financial stability and trust in the communities we serve. We will continue the tradition we have held since 1893 as a community-oriented financial institution, offering a variety of financial services to meet the needs of the communities we serve, currently through 44 traditional and two in-store branches. Ticker Market Capitalization Nasdaq: CFFN $910 million Commercial Business Deposit Accounts Business and Corporate Cards Treasury Management Commercial and Business Loans Wealth Management Insurance Assets Loans $9.8 billion $8.1 billion Deposits $6.9 billion Local communities served Selected Product Offerings Consumer Deposit Accounts Mortgages and Loans Digital Banking Private Banking Trust Services Wealth Management Insurance Corporate Offices Topeka, Kansas

Uniquely positioned, deeply experienced and fully aligned to deliver on our strategic roadmap

Our leadership team combines deep industry expertise with a proven track record of operational excellence. We have architected the current strategic plan and possess the unique institutional knowledge required to execute it seamlessly. No other team is better equipped to navigate the complexities of our market and deliver on our long-term value creation goals.

Executive leadership

The right team to execute



John B. Dicus
CEO



Kent Townsend
CFO & Treasurer



Rick Jackson
CLO



Natalie Haag
General Counsel



Tony Barry
Chief Corporate Services Officer



Billy Skrobacz Jr.
Chief Retail Operations Officer

Experienced board

Appropriate skills to oversee strategy

7 Member board

88% Independent

- ✓ Industry knowledge
- ✓ Human capital management
- ✓ Financial
- ✓ Executive leadership
- ✓ Risk / Operations
- ✓ Compliance / Regulatory
- ✓ Community engagement
- ✓ Technology / Data security
- ✓ Marketing / Public relations
- ✓ Small business / Entrepreneurship



CAPITOL FEDERAL FINANCIAL, INC.®

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5 CFFN investment rationale Uniquely focused on delivering long- term, sustainable stockholder value while maintaining a strong capital position Banking expertise strengthened by a deep understanding of the communities we serve 1 Robust balance sheet, stable portfolio and long history of disciplined capital returns 2 Strategic banking initiatives in place to become a full-service commercial bank 3

6 Corporate Strategy Deliver long-term value to stockholders through the disciplined execution of our strategic changes We strive to enhance stockholder value while upholding sound asset quality and a strong capital position. Strategic Actions Commercial Lending Treasury Management Digital Banking Wealth Management Stockholder Value

7 Growing into the full-service community-oriented commercial bank of choice "As we progress through the fiscal year, we are seeing clear benefits from delivering the same high-quality consumer experience while continuing to scale our commercial capabilities. Our technology and product investments are resonating with commercial clients today, with expanded enhancements for trust and wealth customers arriving this summer. “Our strategic initiatives have improved our financial results and strengthened our capital position. This has directly benefited our stockholders by enabling the payment of dividends, including a special dividend paid in January 2026 in addition to quarterly dividends, and repurchases of our stock. We expect that these repurchases will continue as market opportunities present themselves." - John B. Dicus Chairman and CEO Strategic priorities • Growth-oriented strategic actions • Commercial lending • Treasury management • Digital banking • Private banking • Wealth management • Commercial & personal insurance • Disciplined capital returns • Focus on asset quality

8 Deposit base and customer solution expansion Treasury Management • Competitive suite of treasury management products • Experienced team of treasury management officers • Focus area for our sales teams to diversify funding sources and increase fee revenue tied to depository accounts • New deposit account onboarding platform • Digital banking enhancements for debit cardholders • Fintech plug-in technologies to integrate into our digital banking experience • Bringing together wealth management, private banking and insurance to provide a comprehensive suite of products and services • Private banking line of business, a gateway to driving off-balance sheet revenue Digital Banking Wealth Management

9 Balance sheet repositioning continues to drive improvements • Net interest margin continues to improve: our net interest margin has continued to expand since the completion of a securities restructuring in October 2023, increasing over 100 basis points from our net interest margin of 1.21% for fiscal year 2023 to 2.24% for the quarter ended March 31, 2026. Net interest margin (quarterly) 1.21% 1.80% 2.09% 2.24% 9/23 9/24 9/25 3/26

10 Strong capital position supports capital returns via disciplined framework 10.1% 10.2% 10.1% 10.0% 10.0% 17.6% 17.1% 16.8% 16.5% 16.2% Tier 1 Leverage CET1 3/25 6/25 9/25 12/25 3/26 The Company has paid $0.210 per share in cash dividends during the current fiscal year, including two regular quarterly dividends totaling $0.170 and a $0.040 special dividend in Q2 2026. The Company repurchased 4,532,114 shares of common stock for $31.7 million at an average price of $7.00 during the six months ended March 31, 2026. CFFN had $10.7 million in cash on deposit at the Bank at March 31, 2026. The Bank has distributed $53.0 million from the Bank to the Company during the current year period.

11 (in m ill io ns ) $1,968.7 $2,033.1 $2,064.4 $436.0 $456.2 $471.6 $1,532.7 $1,576.9 $1,592.8 2024 2025 2026 YTD $— $500.0 $1,000.0 $1,500.0 $2,000.0 $2,500.0 Long history of disciplined capital returns Over $2.06 billion of cumulative capital returned to shareholders since 2010 Stockholder dividends $11.45/sh Share repurchases 45,142,681 shares Avg. Price of $10.45 For the remainder of fiscal year 2026, it is the intention of the Company's Board of Directors to pay out a regular quarterly cash dividend of $0.085 per share, totaling $0.34 per share for the year.

12 Growing our commercial loan portfolio • Positive mix-shift into commercial is our primary growth-oriented strategic initiative • Growth driven through investments in technology, people, products, and services • Active in commercial lending markets even when the opportunity is outside of our local footprint $0.8B $1.0B $1.3B $1.5B $2.1B $2.3B 2021 2022 2023 2024 2025 2026 YTD * * For the six months ended March 31, 2026

13 72% 28% One- to four-family and consumer Commercial 88% 12% Transition to a commercial loan portfolio $2.3B $1.8B $1.6B $0.7B $1.3B $0.7B One- to four-family and consumer Commercial 2021 2022 2023 2024 2025 2026 YTD * Loan CompositionFiscal Year Loan Activity September 30, 2021 March 31, 2026 * For the six months ended March 31, 2026

14 CComm Using our expertise to serve borrowers where they are We offer both commercial and one- to four- family loan products to our customers. We offer commercial lending options and participate in commercial loans with other lenders, both locally and outside our market areas. Commercial loans are generally made to companies domiciled in Kansas and Missouri and include properties located throughout the country. 41% 15% 10% 5% 6% 5% 18% Kansas Missouri Texas New York Arizona California Other 74% 5% 5% 4% 4% 8% Kansas Arizona Missouri Ohio Utah Other Commercial Real Estate (“CRE”) & Commercial Construction Loans At March 31, 2026, the CRE and Commercial Construction loan portfolio included properties located in Kansas, Missouri, Texas, and 22 other states. Commercial & Industrial Loans At March 31, 2026, the Commercial & Industrial loan portfolio included loans made to borrowers in Kansas, Arizona, Missouri, and 18 other states.

15 Consistent deposit growth (in b ill io ns ) $6.21B $6.37B $6.43B $6.59B $6.76B $6.92B Checking High Yield Savings Other Savings Money Market Certificates of Deposit 12/24 3/25 6/25 9/25 12/25 3/26 $– $1.00 $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00

16 Q2 2026 Financial Highlights Net Income $20.1 million 2.24% net interest margin Capital Ratios 9.51% CBLR Deposits $6.92 billion Loans $8.11 billion ACL / Loans 0.33% Expense Management 52.45% efficiency ratio 1.24% operating expense ratio • Net interest margin was 2.24%, an increase of five basis points from 2.19% for the quarter ended December 31, 2025 (the "prior quarter"); • An efficiency ratio of 52.45%, an improvement from 53.66% the prior quarter; • An operating expense ratio of 1.24%, unchanged from the prior quarter; • Paid dividends of $15.9 million, or $0.125 per share, including a $0.040 per share special dividend; • Repurchased 2,155,481 shares of common stock at an average price of $7.16 per share; • Tangible book value per share of $7.96 at March 31, 2026. • Commercial loan growth of $201.8 million, or 19.1% annualized, since September 30, 2025; • Commercial deposit growth of $39.9 million, or 15.7% annualized, since September 30, 2025; • Distributed $53.0 million from the Bank to the Company during the current year period; and • Announced a cash dividend of $0.085 per share, payable on May 15 to stockholders of record as of the close of business on May 1, 2026.

17 Financial highlights (dollars in thousands) At or for the Three Months Ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Net income $ 20,148 $ 20,304 $ 18,813 $ 18,382 $ 15,399 Earnings per share 0.16 0.16 0.14 0.14 0.12 Net interest margin 2.24% 2.19% 2.09% 1.98% 1.92% Return on average assets 0.82 0.83 0.77 0.76 0.64 Return on average equity 7.74 7.72 7.17 7.05 5.96 Commercial loans / Total loans 28.48 27.79 26.01 23.77 21.13 Deposits / Total assets 70.45 69.12 67.41 66.35 65.57 Borrowings / Total assets 17.37 18.71 19.95 21.37 22.05

18 Financial Highlights Condensed Consolidated Income Statement (dollars in thousands) For the Three Months Ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Interest income $ 104,560 $ 105,989 $ 104,044 $ 99,678 $ 98,175 Interest expense 52,294 54,672 55,261 54,220 54,335 Net interest income 52,266 51,317 48,783 45,458 43,840 Provision for credit losses 2,372 1,106 519 (451) — Non-interest income 5,459 5,479 5,791 5,288 4,953 Non-interest expense 30,274 30,476 31,018 29,564 29,540 Income tax expense 4,931 4,910 4,224 3,251 3,854 Net income $ 20,148 $ 20,304 $ 18,813 $ 18,382 $ 15,399 Efficiency ratio 52.45% 53.66% 56.84% 58.26% 60.54% Operating expense ratio 1.24 1.24 1.27 1.23 1.23 Basic and diluted earnings per share $ 0.16 $ 0.16 $ 0.14 $ 0.14 $ 0.12

Financial Highlights

Condensed Consolidated Balance Sheet

(dollars in thousands)

	At		Qtr Avg		Yield/Cost for Qtr Ended	
	3/31/2026	9/30/2025	3/31/2026	12/31/2025	3/31/2026	12/31/2025
ASSETS:						
Cash and cash equivalents	$ 330,925	$ 252,443	$ 271,032	$ 274,154	3.65%	3.96%
Securities	809,566	867,216	793,899	830,320	5.49	5.49
Loans receivable, net	8,114,205	8,111,961	8,170,299	8,165,539	4.37	4.36
FHLB Stock	79,420	90,662	82,855	88,223	9.10	9.14
Other assets	494,964	456,419	486,394	468,876	N/A	N/A
Total assets	$ 9,829,080	$ 9,778,701	$ 9,804,479	$ 9,827,112	4.49	4.49
LIABILITIES AND STOCKHOLDERS' EQUITY:						
Non-maturity deposits	$ 3,235,951	$ 2,977,397	$ 3,154,466	$ 3,052,304	1.22	1.23
Retail/comm certificates	2,939,822	2,890,801	2,906,513	2,885,908	3.61	3.68
Wholesale certificates	74,303	121,879	95,699	124,247	3.98	4.01
Total interest-bearing deposits	6,250,076	5,990,077	6,156,678	6,062,459	2.39	2.45
Borrowings	1,707,055	1,950,770	1,782,567	1,911,552	3.64	3.56
Non-interest-bearing deposits	674,415	601,371	647,305	609,471	N/A	N/A
Other liabilities	171,808	188,806	176,382	192,207	N/A	N/A
Total liabilities	8,803,354	8,731,024	8,762,932	7,974,011	2.67	2.72
Total stockholders' equity	1,025,726	1,047,677	1,041,547	1,051,423		
Total liabilities and stockholders' equity	$ 9,829,080	$ 9,778,701	$ 9,804,479	$ 9,827,112		



CAPITOL FEDERAL FINANCIAL, INC.®

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20 $15.4M $15.4M $18.4M $18.8M $20.3M $20.1M 12/24 3/25 6/25 9/25 12/25 3/26 Financial Highlights $0.12 $0.12 $0.14 $0.14 $0.16 $0.16 12/24 3/25 6/25 9/25 12/25 3/26 0.65% 0.64% 0.76% 0.77% 0.83% 0.82% 12/24 3/25 6/25 9/25 12/25 3/26 5.98% 5.96% 7.05% 7.17% 7.72% 7.74% 12/24 3/25 6/25 9/25 12/25 3/26 1.86% 1.92% 1.98% 2.09% 2.19% 2.24% 12/24 3/25 6/25 9/25 12/25 3/26 57.86% 60.54% 58.26% 56.84% 53.66% 52.45% 12/24 3/25 6/25 9/25 12/25 3/26 At or For the Three Months Ended Net Income Return on Average Equity Net Interest Margin Earnings Per Share Return on Average Assets Efficiency Ratio

21 (in m ill io ns ) $27.1M $29.5M $29.6M $31.0M $30.5M $30.3M Salaries and employee benefits Information technology and related expense Occupancy, net Professional and other services Advertising and promotional Other 12/24 3/25 6/25 9/25 12/25 3/26 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Non-interest Expense and Operating Expense Ratio (quarterly) Financial Highlights 1.24% 1.24%1.27%1.23%1.23%1.14%

22 Efficiency Ratio Trends (quarterly) Financial Highlights 58% 61% 58% 57% 54% 52% Salaries and employee benefits Information technology and related expense Occupancy, net Professional and other services Advertising and promotional Other 12/24 3/25 6/25 9/25 12/25 3/26% 20% 40% 60%

23 Financial Highlights Balance Sheet Trends 21% 21% 24% 26% 28% 29% 12/24 3/25 6/25 9/25 12/25 3/26 128% 124% 125% 123% 121% 118% 12/24 3/25 6/25 9/25 12/25 3/26 23% 22% 21% 20% 19% 17% 12/24 3/25 6/25 9/25 12/25 3/26 Commercial loans / Total loans Loans / Deposits Borrowings / Total assets

24 Financial Highlights Loan Portfolio Trends $6.21B $6.12B $6.02B $5.90B $5.81B $5.71B 3.58% 3.61% 3.65% 3.68% 3.71% 3.73% Originated Purchased Rate 12/24 3/25 6/25 9/25 12/25 3/26 $1.65B $1.67B $1.91B $2.12B $2.28B $2.32B 5.64% 5.67% 5.93% 5.98% 5.93% 5.97% CRE Construction C&I Rate 12/24 3/25 6/25 9/25 12/25 3/26 One- to four-family loans Commercial loans

25 Financial Highlights Hotel, 30% Senior housing 26% Multi-family 15% Retail building 13% Office building, 5% Other 11% $2.1B Total CRE and Construction Loans by Property Type as of March 31, 2026 (Unpaid Principal Balance) • At March 31, 2026, CRE and commercial construction loans made up 90% of the commercial loan portfolio and 26% of total loans. • Maintaining strong credit quality remains a top priority as we expand our commercial loan portfolio. • Weighted average LTV of 63% at March 31, 2026 • Weighted average DSCR of 1.76x at March 31, 2026

26 Financial Highlights Non-owner occupied CRE as of March 31, 2026 (Unpaid Principal Balance) • Non-owner occupied CRE loans made up 65% of the CRE loan portfolio and 17% of total loans at March 31, 2026. • Hotel: ▪ Weighted average LTV of 55% ▪ Weighted average DSCR of 1.34x • Senior housing: ▪ Weighted average LTV of 73% ▪ Weighted average DSCR of 1.76x • Retail building: ▪ Weighted average LTV of 61% ▪ Weighted average DSCR of 1.89x Hotel, 44% Senior housing, 37% Retail building, 12% Office building, 4% Warehouse/ manufacturing, 2% Other, 1%

27 Financial Highlights Owner occupied CRE as of March 31, 2026 (Unpaid Principal Balance) • Owner occupied CRE loans made up 8% of the CRE loan portfolio and 2% of total loans at March 31, 2026. • Retail building: ▪ Weighted average LTV of 53% ▪ Weighted average DSCR of 2.03x • Office building: ▪ Weighted average LTV of 62% ▪ Weighted average DSCR of 7.79x • Single use building: ▪ Weighted average LTV of 63% ▪ Weighted average DSCR of 1.47x Retail building, 42% Office building, 21% Warehouse/ manufacturing, 15% Single use building, 18% Other, 4%

28 Financial Highlights C&I Loans by Loan Purpose as of March 31, 2026 (Unpaid Principal Balance) • C&I loans made up and 3% of total loans at March 31, 2026. • Working capital: ▪ Weighted average DSCR of 4.69x • Purchase/refinance business assets: ▪ Weighted average DSCR of 1.63x • Finance/lease vehicle: ▪ Weighted average DSCR of 1.79x Working capital, 47% Purchase/refinance business assets, 23% Finance/lease vehicle, 11% Purchase equipment, 13% Other, 6% $232M Total

29 Financial Highlights Asset Quality • Underwriting standards designed to limit exposure to credit risk • Complete documentation required for all loans • Ongoing monitoring of loan concentrations and credit quality 30 to 89 days delinquent loans to total loans receivable, net Non-performing loans to total loans receivable, net ACL / Total loans, net 12/24 3/25 6/25 9/25 12/25 3/26 —% 0.20% 0.40% 0.60% 0.80% Lo an -to -v al ue (" LT V ") ra tio D ebt service coverage ratio ("D S C R ") LTV on CRE Portfolio DSCR on CRE Portfolio 12/24 3/25 6/25 9/25 12/25 3/26 50% 55% 60% 65% 70% 1.50x 1.60x 1.70x 1.80x

30 Checking Other savings High yield savings Money market Rate 12/24 3/25 6/25 9/25 12/25 3/26 $—B $0.80B $1.60B $2.40B $3.20B $4.00B —% 0.25% 0.50% 0.75% 1.00% 1.25% Non-int checking Int checking Savings Money market Rate 12/24 3/25 6/25 9/25 12/25 3/26 $—B $0.10B $0.20B $0.30B $0.40B $0.50B —% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% Retail Commercial Public Rate 12/24 3/25 6/25 9/25 12/25 3/26 $—B $0.80B $1.60B $2.40B $3.20B $4.00B —% 1.00% 2.00% 3.00% 4.00% 5.00% Financial Highlights Deposit Portfolio Retail non-maturity deposits Commercial non-maturity deposits Certificates of deposit

31 Financial Highlights Calendar Year Dividend and Share Information (in m ill io ns ) Regular dividends True-up dividends Special dividends Share repurchases 2021 2022 2023 2024 2025 2026 $— $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 2021 2022 2023 2024 2025 2026 100,000,000 110,000,000 120,000,000 130,000,000 140,000,000 150,000,000 Shares Outstanding

32 Financial Highlights Interest Rate Risk Sensitivity (dollars in thousands) As of March 31, 2026 More than More Than Within One Year to Three Years One Year Three Years to Five Years Interest-earning assets: Loans receivable $ 2,485,766 $ 1,801,992 $ 1,268,471 Securities 201,330 293,445 158,285 Other interest-earning assets 313,733 — — 3,000,829 2,095,437 1,426,756 Interest-bearing liabilities: Non-maturity deposits 1,133,928 730,612 512,623 Certificates of deposit 2,297,940 682,379 33,511 Borrowings 361,316 1,327,450 28,894 3,793,184 2,740,441 575,028 Net Cash Flow $ (792,355) $ (645,004) $ 851,728 Cumulative gap / Total assets (8.06%) (14.63%) (5.96%) M V P E R ate S ensitivity MVPE Ratio Post Shock MVPE Ratio (+200bp) Rate Sensitivity Ratio 3/25 6/25 9/25 12/25 3/26 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50%